UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR 12(g) OF THE
SECURITIES EXCHANGE ACT OF 1934

American Lithium Minerals Inc.

(Exact name of registrant as specified in its charter)

Nevada (State of incorporation or organization)	71-1049972 (I.R.S. Employer Identification No.)

6440 Sky Pointe Dr., Suite 140-149 Las Vegas, Nevada (Address of principal executive offices)	89131 (Zip Code)

Securities to be registered pursuant to Section 12(g) of the Act:

Common

Name of each exchange on which each class is to be registered:

N/A

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [   ]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file numbers to which this form relates: File No. 333-132648

Securities to be registered pursuant to Section 12(g) of the Act:

Common shares

Title of class

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Item 1.     Description of Registrant’s Securities to be Registered.

Incorporation by reference to Registration Statement on Form SB-2 filed with the Securities and Exchange Commission on March 23, 2006.

Item 2.     Exhibits

None.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

American Lithium Minerals Inc.

		By:	/s/ Barbara McIntyre Bauman
Name: Barbara McIntyre Bauman
Date:	November 14, 2019		Title: President

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